United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 28, 1999


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


Nova Scotia, Canada                       1-3793            98-0085412
(State or other jurisdiction            (Commission       (IRS Employer
       of incorporation)                 File Number)     Identification No.)


 Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E., Calgary, Alberta,
                                 Canada T2P 1G2
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.





Item 5.  Other Events

          The Company said that it has filed a motion in the Court of Queen's Bench of Alberta to have the court direct the operator of the Kotaneelee gas field to make timely payments of all current and future amounts due from its share of field revenues.

          The Company's Annual Report on Form 10-K for the year ended December 31,1998 should be read for a detailed discussion of the Kotaneelee litigation.

         A press release relating to these developments is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
                 Exhibits

          (c)    Exhibits

                 (99)      Additional Exhibits

                           (a) Press release of the registrant dated December 28, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CANADA SOUTHERN PETROLEUM LTD.
                                                          (Registrant)



                                                  By /s/ M. A. Ashton
                                                         M. A. Ashton
                                                           President


Date:  December 28, 1999


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